Solutions that empower and protect the enterprise.TM Invest r Pres ntation August 2021

The information contained in this presentation does not constitute or form part of, and should not be construed as, any offer or sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Telos Corporation (the “Company”) will only make such an offer or sale pursuant to an effective registration statement with the Securities and Exchange Commission (the “SEC”) and related prospectus. Before you invest, you should read the Company's filings with the SEC, and in particular the “Risk Factors” contained or incorporated by reference therein, for more complete information about the Company. You may obtain those filings for free by visiting EDGAR on the SEC website at www.sec.gov. Other than statements of historical fact, all information contained in this presentation, including statements regarding the Company’s future operating results and financial position, its business strategy and plans, product, service, and technology offerings, market growth and trends, and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, and similar expressions and variations thereof. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment, the new risks emerge from time to time. It is not possible for the Company to predict all risks, nor can it assess the effect of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on the Company’s internal sources. While the Company believes the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The reader is cautioned not to place undue reliance on non-GAAP financial measures and to evaluate them only in conjunction with their nearest GAAP equivalents. Please see the appendix for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents and for the calculation of certain other financial metrics. Disclaimer 2

John Wood (President, CEO, and Chairman) • Joined Telos as EVP and COO in 1992; named President and CEO in 1994 • Formerly worked in finance for Dean Witter Reynolds, and UBS Securities Mark Bendza (EVP and CFO) • Joined Company in 2021 as EVP and CFO • Brings 20 years of experience from organizations such as Honeywell and Northrop Grumman in the areas of investor relations, business development, financial planning and analysis, financial strategy, mergers and acquisitions, and capital markets Edward Williams (EVP and COO) • Joined Company in 1992 as SVP responsible for finance, pricing, purchasing, and Defense Contract Audit Agency compliance; named COO in 2000; also served as CFO 2003-2005 • Formerly served as CFO at US Government contractors Centel Federal Systems and M/A.com Information Systems Richard Tracy (SVP, CSO, and CTO) • Joined Company in 1986; appointed SVP and Chief Security Officer in 2005 • Co-invented Xacta in 2000 and principal inventor named on five issued-patents involving security risk and compliance management Senior Management Team 3

Update and Highlights • Q2 Revenue and Adjusted EBITDA • Q2 2021 Revenue = $52.6 million • Q2 2021 Net Loss = $18.7 million • Q2 2021 Adjusted EBITDA = $4.2 million • Acquired assets of Diamond Fortress Technologies, including all patents, and will integrate the ONYX touchless fingerprinting software with IDTrust360 • Expanded leadership team, appointing Mark Bendza as the new chief financial officer • Completed follow-on offering of 9.1 million shares of common stock, resulting in net proceeds to Telos of $64.3 million, of which $28.1 million was utilized to repurchase 39,682 shares of common stock and warrants to purchase 900,970 shares. • Added third cloud service provider to roster of CSP customers using Xacta solution, which includes Amazon Web Services and Azure • Continued providing significant value to the financial services market with Xacta, as evidenced by a major Fortune 50 insurance company renewal • Launched the Telos CyberProtect Partner Program, with launch partners DLT and Presidio Federal • Increased commercial adoption of Telos security solutions, with new and renewed contracts from AT&T, Collins Aerospace, Accenture, Northrop Grumman, Vibrent Health, IronNet Cybersecurity and Comtech Telecommunications Corp. • Full Year 2021 Guidance • Revenue in the range of $283 million to $295 million, an improvement of 57%-64% compared to 2020 • Adjusted EBITDA in the range of $33 million to $36 million, an improvement of 190%-216%1 compared to 20201 4 1) The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measures because certain items are out of the Company's control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

1) Based on Telos management estimates Premier Provider of Software-based Solutions for the World’s Most Security Conscious Customers Telos Security Solutions consistently deliver more efficient, more effective, and more secure operating environments • Endorsed by marquee intelligence community customers with growing commercial market penetration Large and fast growing total addressable market (TAM) – $80B+1 • Driven by ongoing cloud adoption and growing security needs in both government and commercial channels Improving revenue mix and operating leverage to drive significant margin expansion • Scalable platform delivers strong free cash flow conversion Clear visibility into rapidly accelerating, 85%+ recurring revenue growth • Growth inflection fueled by key long-term contract wins for Telos’ identity management and cyber misattribution solutions 1) Based on Telos man gement ates 5

2017 2018 2019 2020 2021 Guidance Security Solution Secure Networks Telos Company Snapshot Recently-Awarded, Long-Term Security Solutions Contracts to Accelerate Revenue Growth Note: Reflects fiscal year ended December 31 1) Based on Telos management estimates 2) Recurring revenue for each of the last three years 3) 2021 Guidance represents midpoint of management range of $283-$295M 4) Revenue increased 24% year-over-year, to $108.3M for the six months ended June 30, 2021. 350+ Customers Intellectual Property • 3,000+ man-years of IP1 • 60% of employees cleared1 Revenue Profile • 85% recurring2 • 50% sole source / limited competition1 19% CAGR Re ve nu e ($ M ) 61% YoY Q2 $1084 3 $108 $138 $159 $289 $180 6

81% of 2020 Gross Profit 19% of 2020 Gross Profit Unique Solution Set Addressing Urgent Customer Needs Security Solutions Secure Networks AMHS • Governance risk and compliance solution that facilitates cloud migration • Mis-attribution obfuscation solution that protects user information and location • Trusted identity solutions • Secure message and archive system for the government • Operation / defense of networks and cyber ops Secure Networks 7

Telos is at the Forefront of Security Solution Development 1994 Common Access Card (“CAC”) Largest biometric application in the government 2016 Xacta partnership with Amazon Web Services to provide cloud solution to the CIA 2018 Telos Ghost launched to shield communications, transactions, and networks 2018 U.S. Census Bureau contract (1MM total enumerators w/in 4 mo. at 1,100 physical service centers) 2019 Microsoft Azure partnership to optimize Xacta cyber risk management for sovereign and critical infrastructure clouds 2019 Telos Ghost wins $39MM contract with classified government customer; converting to program of record 2020 TSA PreCheck & Center for Medicare & Medicaid Services contract wins (10-year contracts) 2021 Zscaler to use Xacta for management and automation of FedRAMP and DoD authorizations 8

Marquee Customers 9

Land and Expand The Sixteenth Air Force expanded their license from Top Secret to now include Secret The U.S. Social Security Administration upgraded to an enterprise-wide license, and as we recently announced, they also exercised the first option year of this contract The U.S. Department of Energy’s Office of Intelligence and Counterintelligence moved to full enterprise licensing The U.S. Environmental Protection Agency expanded to an enterprise-wide license 10

4.1B Exposed records from data breaches in 1H19 $8.6M Average cost of data breach in U.S. as of 2019 954K Average web attacks blocked per day 280 Average days to identify & contain a breach Sources: Comparitech, Symantec Internet Security Threat Report 2019, Cyber Risk Analytics 2019 MidYear Data Breach Report, IBM 2020 Cost of a Data Breach Report 1) Based on Telos management estimates Key Security Solutions Expanding TAM ($B)1 $81.3 $136.6 2021 2025Xacta Telos Ghost Telos ID 14.0% CAGR Demand for Telos’ Security Solutions Has Never Been Greater 11

Investing in Sales and Marketing New Hires and Industry Leading Experience Foundations of the Channel Security Solutions Security Solutions 12

Xacta accounts for common, shared, and customer specific controls On-premises Hybrid Cloud / Multi CloudOperationalizes complex frameworks and required reporting Compliance Data Sharing Continuous Monitoring GRC Workflow Automates security compliance activities through inheritance & control mapping Delivers constant and real-time visibility into cyber risks and compliance status Multi-Cloud Capability Industry-Leading Cyber Risk & Compliance Management Xacta solution enables customers’ cloud journeys Security Solutions Security Solutions 13

Reduced Onboarding Time, Continuous Monitoring, and “Referenceability” Drive Customer Adoption Commercial SaaS Companies U.S. Governmental Agencies C2S/CIA Secure NetworksS curity Solutions Security Solutions 14

3% 11% 12% 12% 19% 52% 61% 6% 8% 9% 16% 22% 16% 16% 8% 7% 6% 13% 14% 9% 7% Alibaba Cloud Oracle Cloud IBM Cloud VMware Cloud on AWS Google Cloud Microsoft Azure AWS Currently Use Experimenting Plan to use Sources: Gartner, RightScale Worldwide Public Cloud Service Revenue $ in Billions Public Cloud Adoption % of All Respondents $242.7 $364.1 2019 2022F 14% CAGR Rick Trinidad, Worldwide Public Sector, AWS “With Xacta’s…inheritance and provider project features and capabilities, AWS expects a dramatic increase in efficiencies and effectiveness in completing ATOs, in some cases up to 90% faster.” AWS and Microsoft Azure Partnerships “We recognize the value of Xacta in addressing the unique compliance needs of our customers, and we’re working with them to accelerate development time and bring this cyber risk management solution directly to Microsoft Azure users.” Lily Kim, General Manager, Azure Global at Microsoft Security Solutions Security Solutions 15

Prospective & PendingCurrent Cloud customers and partners use Xacta to automatically inherit common compliance data Automated inheritance accelerates cloud adoption and creates incremental demand for Xacta solution Cloud infrastructure owners share control information with partners and customers via Xacta Automated inheritance accelerates workload migration by operationalizing shared security and enabling reciprocity Cloud provider customer relationships create channel to sell Xacta into new organizations Inheritance Creates Channel Partnerships to Drive Incremental Revenue Security Solutions Security Solutions 16

Encrypted communications, storage and applications Private Network Access Private Web Access Cloaked Services Secure, private network in the cloud Anonymous worldwide internet access Reduce Attack Surface, Hide Digital Exhaust & Disguise Identity You can’t attack what you can’t see Security Solutions Security Solutions 17

Security Solutions

IDTrust360

Advancing Capabilities & Proven Validation Driving New Customer Wins

DMDC
Military ID

- Provider of the largest identity application in the US Government – Military ID (CAC)
- Biometric capture
- Smart cards

FBI
Fingerprint Capture

- SaaS biometric web capture
- Pre-employment screening
- Identity vetting

TSA - Airports
Employee Vetting

- Continuous monitoring of airport employees – Security Threat Assessment
- Fingerprint capture and FBI records check
- 100+ significant airports, airlines, general aviation customers

PreCheck & CMS Wins

- TSA PreCheck™ Enrollment Provider – 2MM new members per year over 10-year contract[1]
- Provider Enrollment & Oversight (PEO) contract holder
- Background checks for 1.5MM Centers for Medicare & Medicaid (CMS) health providers each year[1]

1) Based on Telos management estimates derived from customer / sponsor contract assumptions

Telos

18

Security Solutions

IDTrust360 Cloud Business


Enrollment Centers
Customer Applications
Core Services
Adjunction &
Onboarding
Test & Staging
Technology Support Center
Customer Service
Cloud Apps
Cloud Apps Outside ATO
NOC/SOC Infrastructure
aws
IDTrust360

Fully integrated suite of Telos ID and commercial services for identity verification, enrollment, fingerprinting, insider threat management, biometric matching, and personnel security

Affiliated Service Providers

IDTrust360 has direct interfaces to:

- The FBI's criminal records
- DHS's terrorist watch list
- Treasury's pay.gov
- Other government identity risk management systems
- Numerous commercial identity, intelligence, and risk-based data sources

Telos

19

• Productivity — Mobile / remote access • Coverage — Seamless roaming between Wi-Fi and cellular on any device, anywhere • Cost Savings — Single integrated enterprise mobility management solution • Efficiency — Simplify the process of updating devices with the most recent version of apps and content • Security — Centrally managed security policy • Network Operations — Situational awareness of networks, including users, systems and security posture • Network Maintenance — Preventive maintenance, troubleshooting and repairs • Defensive Cyber Operations — Real-time threat monitoring, analysis and remediation Secure Mobility Solutions Network Management Solutions Secure Mobility and Network Management / Defense Secure NetworksSecurity Solutions Secure Networks 20

Financial Highlights & Objectives 21

$108 $138 $159 $180 $289 2.2% 3.8% 6.3% 6.3% 11.9% 2017 2018 2019 2020 2021 Guidance Security Solution Secure Networks Adjusted EBITDA as a % of Revenue • TSA PreCheck – $1.7B+1 total 10-year contract potential • CMS – $2.0B2 total 10-year contract potential • U.S. Govt Ghost Customer – $39M1 with significant upside with program of record • Security Solutions / Secure Networks – $34M new one year contract Key New Contract Wins Note: Reflects fiscal year ended December 31 Note: Adj. EBITDA margin reflected on an enterprise basis, before adjustments for the Non-Controlling Interests 1) Based on Telos management estimates derived from customer / sponsor contract assumptions 2) Reflects contract ceiling 3) 2018 Adj. EBITDA further adjusted to exclude one-time benefit of $6.8M associated with increased billing rate for certain government contracts 4) 2021 Guidance represents midpoint of management ranges of $283-$295M in revenue and $33-$36M in Adj. EBITDA 5) 2021 Guidance Adjusted EBITDA calculated as follows: $34.5M Adjusted EBITDA / $289M revenue = 11.9% Accelerating Revenue Growth and Expanding Margins 19% CAGR 61% YoY 3 4,5 22

Grow revenue & expand margins by building robust sales channels Target & replace inefficient legacy products within organizations Leverage diverse Security Solutions to expand commercial market presence Extend Security Solutions platform & ecosystem to capitalize on massive scalability Broaden existing reach within U.S. federal government vertical Exploit increasing demand for NIST and other cybersecurity frameworks Expand international footprint through channel partners Note: Increasing demand for NIST framework identified as a near-term growth opportunity for Xacta and Ghost Growth Strategies Pursue targeted tuck-in acquisitions to complement organic growth 23

Revenue $1B Gross Margin 50% Adj. EBITDA Margin 30% Free Cash Flow $150M 1) This is a forward-looking statement. Please refer to forward-looking statement disclaimer on page 2. Long-Term Aspirational Goals1 24

1) Based on Telos management estimates Telos Security Solutions consistently deliver more efficient, more effective, and more secure operating environments • Endorsed by marquee intelligence community customers with growing commercial market penetration Large and fast growing total addressable market (TAM) – $80B+1 • Driven by ongoing cloud adoption and growing security needs in both government and commercial channels Clear visibility into rapidly accelerating, 85%+ recurring revenue growth • Growth inflection fueled by key long-term contract wins for Telos’ identity management and cyber misattribution solutions Improving revenue mix and operating leverage to drive significant margin expansion • Scalable platform delivers strong free cash flow conversion Investment Highlights 1) Based on Telos management estimates Premier provider of software-based solutions for the world’s most security conscious customers • 3,000+1 man-years invested in technology development 25

Appendix 26

Historical Income Statement ($ in thousands) FY 2019 FY 2020 Six Months Ended June 30, 2021 Revenue $159,218 $179,917 $108,317 Costs and Expenses Cost of Sales 106,874 117,497 73,402 Selling, General & Administrative Expenses 47,319 62,123 66,965 Operating Income (Loss) $5,025 $297 $(32,050) Other Income (Expenses) Gain on redemption of public preferred stock – 14,012 – Non-Operating Income 201 (255) (1,022) Interest Expense (7,467) (7,259) (388) (Loss) Income before Taxes $(2,241) $6,795 $(33,460) Benefit (Provision) for Taxes 104 46 (47) Net (Loss) Income $(2,137) $6,841 $(33,507) Less: Non-Controlling Interest (4,264) (5,154) – Net Income (Loss) Attributable to Telos Corporation $(6,401) $1,687 $(33,507) 27

Adjusted EBITDA Reconciliation1 ($ in thousands) FY 2019 FY 2020 Six Months Ended June 30, 2021 Net income (loss) attributable to Telos Corporation $(6,401) $1,687 $(33,507) Non-controlling interest 4,264 5,154 – Non-operating income (201) (20) 1,022 Interest Expense 7,467 7,259 388 (Benefit) provision for income taxes (104) (46) 47 Depreciation and amortization 4,972 5,353 2,764 Enterprise EBITDA $9,997 $19,387 $(29,286) Transaction related gains/losses/expenses − (8,007) – Stock-based compensation expense − 4 35,006 Adjusted EBITDA $9,997 $11,384 $5,720 1) This page reflects non-GAAP financial measures. Readers should refer to the disclaimers related to non-GAAP financial measures on page two of this presentation. 28

Enterprise EBITDA and Adjusted EBITDA are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as, an alternative to net income (loss) or earnings per share as determined by GAAP. The Company defines Enterprise EBITDA as net income (loss) attributable to Telos Corporation, adjusted for net income attributable to non-controlling interest, non-operating (expense) income, interest expense, (benefit) provision for income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as Enterprise EBITDA, adjusted for stock-based compensation expense, the gain realized on redemption of the public preferred stock upon the closing of the initial public offering, the losses realized on the extinguishment of senior term loan and subordinated debt upon the closing of the initial public offering, bonuses paid as a result of the closing of the initial public offering, and other expenses related to the initial public offering. Non-GAAP Financial Measures 29

Customer Need / Pain Point Telos Solution Solution Capabilities • Time, cost, effort of cyber risk and compliance management • Compliance as an obstacle to cloud adoption • Audit fatigue – many standards • Automated cyber risk management workflow • Inheritance and control mapping • Automated continuous monitoring • Massive financial, reputational, and personal consequences for breaches of mobile / digital assets • Secure mobile access anywhere • Security through encryption and obfuscation • Virtual obfuscation network-as-a-service with encryption and managed attribution • Reliance on inefficient identity trust applications • Identifying fraud and mitigating the impact of fraudulent activities • Protection of employee and customer identity data • Digital risk management platform offering enterprise identity and scalable security solutions • Omni-channel services leveraging tech partners • Integrated suite of advanced services modernizing management of threats and privacy of sensitive data • Requirement for secure communications with certainty of delivery and non-repudiation functionality • Web-based; full spectrum of messaging systems • Routes incoming messages and creates archive • Continuous need to protect enterprise networks • Solutions across and beyond the enterprise • Operation / defense of networks and cyber ops AMHS Secure Networks 30 Telos Solution Set Detail

Solutions that empower and protect the enterprise.TM 31